EXHIBIT 24.2


                               EPIX MEDICAL, INC.

                       Certificate of Assistant Secretary
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           I, William T. Whelan, being the duly elected and acting Assistant
Secretary of EPIX Medical, Inc. (the "Corporation"), a Delaware corporation, hereby certify that the following is a true, correct and complete copy of resolutions duly adopted by the Board of Directors of the Corporation by unanimous written consent dated October 20, 1997; and that said resolutions have not been amended or rescinded and are now in full force and effect.

          Registration Statement on Form S-8
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          RESOLVED: That the President, any Vice President and the
                    Treasurer of the Corporation, each acting singly, be and hereby are authorized in the name and on behalf of the Corporation to execute and file with United States Securities and Exchange (the "Commission") registration statements on Form S-8 (the "Registration Statements") relating to the registration under the Securities Act of 1933, as amended (the "Act"), of 66,666 shares of the Corporation's Common Stock reserved for issuance under the Corporation's 1996 Employee Stock Purchase Plan, such Registration Statements and any amendments thereto to be in such form as may be approved by the officer executing the same, his execution and filing thereof to be conclusive evidence of this approval; and such officers, and each acting singly, be and hereby are authorized to take any and all other action as they or any of them may deem necessary or advisable to effect such registration.

          RESOLVED: That any officer of the Corporation executing, on behalf of the Corporation or in any other capacity, the Registration Statements referred to in the resolution above and any and all amendments to such Registration Statements and other documents to be filed with the Commission in connection therewith is hereby authorized to execute the same through or by Michael D. Webb, Jeffrey R. Lentz or William T. Whelan, as attorney-in-fact, pursuant to a power of attorney reflecting such authorization.

     WITNESS my signature and the seal of the Corporation affixed this 24th day of November, 1997.


[CORPORATE SEAL]                                /s/ William T. Whelan
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                                                William T. Whelan
                                                Assistant Secretary